Exhibit 10.5

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE J	PAGE OF PAGES 1 | 32

2. AMENDMENT/MODIFICAITON NO. 02		3. EFFECTIVE DATE 17-Apr-2007	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)

6. ISSUED BY MARCORSYSCOM 2200 LESTER STREET QUANTICO VA 22134-5010		CODE M67854	7. ADMINISTERED BY (If other than Item 6) DCMA ATLANTA ATTN: KAREN BRENNER, 2300 LAKE PARK DRIVE SUITE 300 SMYNRA GA 30080	CODE	S1103A

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code) FORCE PROTECTION INDUSTRIES, INC DAMON WALSH 9801 HIGHWAY 78, #1 LADSON SC 29456			☐ ☐ ☒		9A. AMENDMENT OF SOLICIATION NO. 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. M67854-07-D-5031-0002
CODE	1EFH8	FACILITY CODE	☒		10B. DATED (SEE ITEM 13) 14-Feb-2007

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐		The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended, ☐	is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning            copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPIRATION DATA (If required) See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐   B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc. ) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☒ C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a) Bilateral Agreement
☐ D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: ediez071468

The purpose of this modification is to purchase sustainment and support CLINs for the vehicles ordered on Delivery Order 0002.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Otis Byrd			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Lynn Frazier

15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Otis Byrd		April 17, 2007	/s/ Lynn Frazier	17 Apr 07
(Signature of person authorized to sign)			(Signature of Contracting Officer)

EXCEPTION TO SF 30		30-105-04		STANDARD FORM 30 (REV. 10-83)
APPROVED BY OIRM 11-84				Prescribed by GSA
FAR (48 CFR) 53.243